UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street, Houston, Texas		77056-2723
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 29, 2012, Marathon Oil Corporation (“Marathon Oil”) completed the public offering of $1,000,000,000 aggregate principal amount of its 0.900% Senior Notes due 2015 (the “2015 Notes”) and $1,000,000,000 aggregate principal amount of its 2.800% Senior Notes due 2022 (the “2022 Notes” and, together with the 2015 Notes, the “Notes”) under its Registration Statement on Form S-3 (No. 333-168171).

The Notes were issued under an Indenture dated February 26, 2002 between Marathon Oil and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil (the “Senior Indenture”). The Notes will be unsecured, unsubordinated obligations of Marathon Oil and will rank equally with all of its other existing and future unsecured, unsubordinated indebtedness. The terms of the Notes were set forth in an officers’ certificate (the “Officers’ Certificate”) delivered pursuant to the Senior Indenture.

Marathon Oil will pay interest on each series of Notes on May 1 and November 1 of each year, beginning on May 1, 2013. The 2015 Notes will mature on November 1, 2015. The 2022 Notes will mature on November 1, 2022. Marathon Oil may redeem some or all of each series of Notes at any time at the redemption prices set forth in the Officers’ Certificate. Marathon Oil currently intends to use the net proceeds from the offering to repay outstanding commercial paper obligations and for general corporate purposes.

Other material terms of the Officers’ Certificate and the Notes are described in the prospectus supplement, dated October 24, 2012, as filed with the Securities Exchange Commission on October 25, 2012. The foregoing summaries of the Officers’ Certificate and the form of the Notes are qualified in their entirety by reference to the complete terms and conditions of the Senior Indenture, the Officers’ Certificate and the form of the Notes, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Some of the underwriters and their affiliates have, from time to time, performed various investment or commercial banking, financial advisory and lending services, including serving as counterparties to certain derivative and hedging arrangements, for Marathon Oil in the ordinary course of business for which they have received customary fees and expenses. Some of the underwriters or affiliates of some of the underwriters are lenders under some of Marathon Oil’s credit facilities.

An affiliate of one of the underwriters, BNY Mellon Capital Markets, LLC, is the Trustee for the Notes.

Item 8.01 Other Events.

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) dated October 24, 2012 among Marathon Oil and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated October 24, 2012 among Marathon Oil and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated February 26, 2002 between Marathon Oil and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil (incorporated by reference to Exhibit 4.4 to Marathon Oil’s Registration Statement on Form S-3 filed with the SEC on July 26, 2007 (Reg. No. 333-144874)).

4.2	Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture, dated as of October 29, 2012, providing for the issuance of Marathon Oil’s 0.900% Senior Notes due 2015 and 2.800% Senior Notes due 2022.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Baker Botts L.L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: October 29, 2012	By:	/s/ Michael K. Stewart
Name: Michael K. Stewart
Title: Vice President, Finance and Accounting, Controller and Treasurer

EXHIBIT INDEX

Number	Exhibit

1.1	Underwriting Agreement dated October 24, 2012 among Marathon Oil and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated February 26, 2002 between Marathon Oil and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil (incorporated by reference to Exhibit 4.4 to Marathon Oil’s Registration Statement on Form S-3 filed with the SEC on July 26, 2007 (Reg. No. 333-144874)).

4.2	Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture, dated as of October 29, 2012, providing for the issuance of Marathon Oil’s 0.900% Senior Notes due 2015 and 2.800% Senior Notes due 2022.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Baker Botts L.L.P.